BC Registry Services
Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

BRIACELL THERAPEUTICS CORP.

Confirmation of Service

Form Filed:	Notice of Alteration
Date and Time of Filing:	August 31, 2023 08:05 AM Pacific Time
Alteration Effective Date:	The alteration is to take effect at the time that this application is filed with the Registrar.
Name of Company:	BRIACELL THERAPEUTICS CORP.
Incorporation Number:	**BC0764547**

This package contains:

- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: August 31, 2023 08:05 AM Pacific Time

Incorporation Number: **BC0764547**

Recognition Date and Time: *Incorporated on July 26, 2006 04:05 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

BRIACELL THERAPEUTICS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Lustig, Marc

Mailing Address:
4177 ROCKRIDGE ROAD
WEST VANCOUVER BC V7W 1A3
CANADA

Delivery Address:
4177 ROCKRIDGE ROAD
WEST VANCOUVER BC V7W 1A3
CANADA

Last Name, First Name, Middle Name:
Gross, Dr. Jane

Mailing Address:
4258 N.E. 74TH STREET
SEATTLE WA 98115
UNITED STATES

Delivery Address:
4258 N.E. 74TH STREET
SEATTLE WA 98115
UNITED STATES

Last Name, First Name, Middle Name:
Schmieg, Martin

Mailing Address:
11 TOGAN WAY
MARBLEHEAD MA 01945
UNITED STATES

Delivery Address:
11 TOGAN WAY
MARBLEHEAD MA 01945
UNITED STATES

Last Name, First Name, Middle Name:
Embro-Pantalony, Vaughn C.

Mailing Address:
2055 COUNTRY CLUB DRIVE
BURLINGTON ON L7M 3Z2
CANADA

Delivery Address:
2055 COUNTRY CLUB DRIVE
BURLINGTON ON L7M 3Z2
CANADA

Last Name, First Name, Middle Name:
Taub, Rebecca

Mailing Address:
1218 VALLEY ROAD
VILLANOVA PA 19085
UNITED STATES

Delivery Address:
1218 VALLEY ROAD
VILLANOVA PA 19085
UNITED STATES

Last Name, First Name, Middle Name:
Williams, William V.

Mailing Address:
235 15TH STREET, SUITE 300
WEST VANCOUVER BC V7T 2X1
CANADA

Delivery Address:
235 15TH STREET, SUITE 300
WEST VANCOUVER BC V7T 2X1
CANADA

Last Name, First Name, Middle Name:
Bondarenko, Jamieson

Mailing Address:
1 SCOTT STREET, SUITE 402
TORONTO ON M5E 1A1
CANADA

Delivery Address:
235 15TH STREET, SUITE 300
WEST VANCOUVER BC V7T 2X1
CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

August 25, 2023
August 25, 2023

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value With Special Rights or Restrictions attached